SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2002



                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



          New York                       0-25104                  16-0956508
          --------                       -------                  ----------
State or other jurisdiction            Commission                IRS Employer
      of incorporation                 File Number            Identification No.


      74 Broad Street, 3rd Floor
          New York, New York                                        10004
--------------------------------------                             --------
Address of principal executive offices                             Zip Code


                                 (212) 771-1000
                                 --------------
               Registrant's Telephone Number, Including Area Code

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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

    (a) Previous Independent Accountants.

          (i) On March 1, 2002, Continental Information Systems Corporation (the "Company") dismissed PricewaterhouseCoopers ("PWC"), which had served as the Company's independent accountants for the fiscal year ended May 31, 2001.

          (ii) The reports of PWC on the Company's audited financial statements for the two years ended May 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principle, except that the reports of PWC for each of the past two fiscal years contained an explanatory paragraph expressing substantial doubt relating to the Company's ability to continue as a "going concern."

          (iii) The Company's Board of Directors approved the change in the Company's accountants based upon the desire to reduce operating costs. The Company has no audit or similar committee of the Board of Directors.

          (iv) During the Company's two most recent fiscal years and through March 1, 2001, the Company has had no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PWC's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

          (v) During the Company's two most recent fiscal years and through March 1, 2001, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended).

          (vi) The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. Attached as Exhibit 16.1 to this report is a copy of such letter from PWC.

    (b) New Independent Accountants.

          (i) On March 1, 2002, the Company engaged Lazar Levine & Felix LLP ("LLF"), whose business address is 350 Fifth Avenue, New York, New York 10118-0170, to act as the Company's independent accountants for the fiscal year ending May 31, 2002.

          (ii) The Company had not consulted with LLF prior to LLF's retention on any matter regarding: (A) either the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements or (B) any other matter that was either the subject of any disagreement between us and our former auditor or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended).

Item 5.  Other Events
         ------------

              Effective March 1, 2002, the Company has moved its principal executive offices to 74 Broad Street, 3rd Floor, New York, New York 10004.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits

              16.1 Letter from PricewaterhouseCoopers, dated March 8, 2002.


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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONTINENTAL INFORMATION SYSTEMS CORPORATION


Date:  March 13, 2002                By:     /s/Jonah M. Meer
                                             -----------------------------------
                                     Name:   Jonah M. Meer
                                     Title:  Chief Financial Officer


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